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				   FORM 8-K

		      SECURITIES AND EXCHANGE COMMISSION

			    WASHINGTON, D.C. 20529

				CURRENT REPORT



Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934.

Date of Report:     September 12, 1997


		   MBNA AMERICA BANK, NATIONAL ASSOCIATION
			       ON BEHALF OF THE
			MBNA MASTER CREDIT CARD TRUST
	    (Exact name of registrant as specified in its charter)


			       33-47934, 33-49850,
			  33-54462, 33-57988, 33-64244,
  United States                                                51-0331454
-----------------        -----------------------------       --------------
(State or other               (Commission File               (IRS Employer
 jurisdiction of                    Number)               Identification No.)
 incorporation)



			      Wilmington, DE. 19884-0781
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		   (Address of principal executive office)



Registrant's telephone number, including area code  (800) 362-6255.
						    ---------------

ITEM 5.   OTHER EVENTS


     The following are filed as Exhibits to this Report under Exhibit 20:

     20.1. Series 1992-1 (File No. 33-47934) Certificateholders'Statement for the month ended August 31, 1997.

     20.2. Series 1992-2 (File No. 33-49850) Certificateholders'Statement for the month ended August 31, 1997.

     20.3. Series 1992-3 (File No. 33-54462) Certificateholders'Statement for the month ended August 31, 1997.

     20.4. Series 1993-1 (File No. 33-57988) Certificateholders'Statement for the month ended August 31, 1997.

     20.5. Series 1993-3 (File No. 33-64244) Certificateholders'Statement for the month ended August 31, 1997.

     20.6. Series 1993-4 (File No. 33-64244) Certificateholders'Statement for the month ended August 31, 1997.

     20.7. Series 1994-1 (File No. 33-64244) Certificateholders'Statement for the month ended August 31, 1997.

    20.8. Series 1994-2 (File No. 33-64244) Certificateholders'Statement for the month ended August 31, 1997.

ITEM 5.   OTHER EVENTS


     The following are filed as Exhibits to this Report under Exhibit 99:

     99.1. Series 1992-1 (File No. 33-47934) Key Performance Factors for the month ended August 31, 1997.

     99.2. Series 1992-2 (File No. 33-49850) Key Performance Factors for the month ended August 31, 1997.

     99.3. Series 1992-3 (File No. 33-54462) Key Performance Factors for the month ended August 31, 1997.

     99.4. Series 1993-1 (File No. 33-57988) Key Performance Factors for the month ended August 31, 1997.

     99.5. Series 1993-3 (File No. 33-64244) Key Performance Factors for the month ended August 31, 1997.

     99.6. Series 1993-4 (File No. 33-64244) Key Performance Factors for the month ended August 31, 1997.

     99.7. Series 1994-1 (File No. 33-64244) Key Performance Factors for the month ended August 31, 1997.

    99.8. Series 1994-2 (File No. 33-64244) Key Performance Factors for the month ended August 31, 1997.



				  SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Dated:     September 12, 1997


			       MBNA AMERICA BANK, NATIONAL ASSOCIATION



				By:         Marguerite M. Boylan
				   ----------------------------------
				Name:       Marguerite M. Boylan
				Title:      First Vice President